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                                                                EXHIBIT 10.55(e)

    AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

                AMENDMENT NO. 5 (this "Amendment"), dated as of May 27, 2005, by and among IXIS Real Estate Capital Inc., a New York corporation, having an address at 9 West 57th Street, 36th Floor, New York, New York 10019 ("Buyer"), New Century Mortgage Corporation, a California corporation, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NCMC"), NC Residual II Corporation, a Delaware corporation, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NCRC"), NC Capital Corporation, a California corporation, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NCCC") and New Century Credit Corporation, a California corporation, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("New Century", and together with NCMC, NCCC and NCRC, "Seller") to the Third Amended and Restated Master Repurchase Agreement, dated as of September 10, 2004, as amended by that certain Amendment and Joinder to Third Amended and Restated Master Repurchase Agreement, dated as of September 29, 2004, as amended by Amendment No. 2 to Third Amended and Restated Master Repurchase Agreement, dated as of January 10, 2005, as amended by Amendment No. 3, dated as of March 7, 2005, as amended by Amendment No. 4, dated as of May 5, 2005, each by and between Seller and Buyer, (the "Existing Repurchase Agreement" and as amended by this Amendment No. 5, as may be amended from time to time, the "Repurchase Agreement"). Unless otherwise defined herein, terms defined in the Repurchase Agreement are used herein as therein defined.

                                    RECITALS


                WHEREAS, Seller and Buyer are parties to the Existing Repurchase Agreement and the Seller has requested the Buyer to agree to amend certain provisions of the Existing Repurchase Agreement as set forth in this Amendment. The Buyer hereto is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.


                NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Buyer hereby agree as follows:

                Section 1. Amendments.

                (a) Section 2 is hereby amended by deleting the definition of Interest-Only Sub-Limit in its entirety and replacing it with the following:

                        ""Interest-Only Sub-Limit" shall mean $350,000,000; provided Buyer shall have the right, upon written notice to Seller, from time to time, to reduce the Interest-Only Sub-Limit to an amount not less than 50% of the then outstanding Purchase Price of the Transactions."


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                Section 2. Effectiveness of the Amendment. The Amendment shall become effective upon receipt by the Buyer of evidence satisfactory to the Buyer that this Amendment has been executed and delivered by the Seller.

                Section 3. Ratification of Agreement. As amended by this Amendment, the Repurchase Agreement is in all respects ratified and confirmed and the Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

                Section 4. Representations and Warranties. To induce the Buyer to enter into this Amendment, the Seller hereby represents and warrants to the Buyer that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Repurchase Agreement and the other Repurchase Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

                Section 5. No Other Amendments. Except as expressly amended hereby, the Repurchase Agreement and the other Repurchase Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

                Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                Section 7. Expenses. The Seller agrees to pay and reimburse the Buyer for all of the out-of-pocket costs and expenses incurred by the Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of its attorneys.

                Section 8. GOVERNING LAW.

                THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                            [SIGNATURE PAGE FOLLOWS]


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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers as of the day and year first above written.

                                        IXIS REAL ESTATE CAPITAL INC.


                                        By: /s/ Anthony Malanga
                                            ------------------------------------
                                            Name: Anthony Malanga
                                            Title: Managing Director

                                        By: /s/ Kathy Lynch
                                            ------------------------------------
                                            Name: Kathy Lynch
                                            Title: Director

                                        NEW CENTURY MORTGAGE CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: Executive Vice President

                                        NC CAPITAL CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: President

                                        NC RESIDUAL II CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: Executive Vice President

                                        NEW CENTURY CREDIT CORPORATION



                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: Executive Vice President